UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Advanced Environmental Recycling Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 27, 2012

Meeting Information
ADVANCED ENVIRO. RECYCLING INC.	Meeting Type: Annual Meeting
For holders as of: May 03, 2012
Date: June 27, 2012 Time: 12:00 PM CDT
	Location:	Corporate Office
914 N. Jefferson St Springdale, AR 72764
Advanced Environmental Recycling Technologies, Inc. 914 N.JEFFERSON STREET SPRINGDALE, AR 72765-1237
You are receiving  this communication   because you hold shares in the above named company.

This is  not a  ballot. You cannot use this notice to vote these shares.   This communication  presents  only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

--- Before You Vote ---
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1.  Notice & Proxy Statement     2.  Form 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following  page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper  or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.  Please choose  one of the following methods to make your request:
1) BY INTERNET:          www.proxyvote.com
2) BY TELEPHONE:     1-800-579-1639
3) BY E-MAIL*:              sendmaterial@proxyvote.com
*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions  and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request  as instructed above on or before  June 13, 2012 to facilitate timely delivery.

--- How To Vote ---
Please Choose  One of the Following Voting Methods
Vote In Person: Many shareholder  meetings have attendance requirements including, but not limited to, the possession of an attendance  ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot  to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include  a proxy card.

Voting items

The Board  of  Directors  recommends  you vote
FOR  the following:

1.	Election of Directors
	Nominees
01	Joe G. Brooks	02	Timothy D. Morrison	03	Vernon J. Richardson

The Board  of  Directors  recommends  you vote FOR  proposals 2.  and 3.

2.	Ratification of HoganTaylor LLP, independent registered public accountants, as the Company's auditors.

3.	Ratification of the 2012 Stock Incentive Plan.

NOTE:  The undersigned  acknowledges receipt of  the  formal  notice of  such meeting and the  2011 Annual Report of  the Company.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Advanced Environmental Recycling Technologies, Inc. 914 N.JEFFERSON STREET SPRINGDALE, AR 72765-1237
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59
P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS  BELOW IN  BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:		[ ]	[ ]	[ ]

1.	Election of Directors
Nominees

01 Joe G. Brooks 02 Timothy D. Morrison 03 Vernon J. Richardson

The Board of Directors recommends you vote FOR proposals 2. and 3.
					For	Against	Abstain
2.	Ratification of HoganTaylor LLP, independent registered public accountants, as the Company's auditors.				[ ]	[ ]	[ ]

3.	Ratification of the 2012 Stock Incentive Plan.				[ ]	[ ]	[ ]

NOTE: The undersigned acknowledges receipt of the formal notice of such meeting and the 2011 Annual Report of the Company.

For address change/comments, mark here.				[ ]
(see reverse for instructions)
		Yes	No
Please indicate if you plan to attend this meeting		[ ]	[ ]

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or  other  fiduciary, please  give  full title as such.  Joint owners should  each sign  personally. All holders must sign. If a corporation or partnership, please  sign  in full corporate or partnership name, by authorized officer.

2
Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are vailable at www.proxyvote.com.

ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 27, 2012

The undersigned hereby appoints Joe G. Brooks, as proxy, with full power to appoint his substitute, and hereby authorizes such proxy to represent and vote, as designated on this proxy, all shares of common stock and preferred stock of Advanced Environmental Recycling Technologies, Inc. held of record by the undersigned on the record date May 3, 2012 at the annual meeting of stockholders of the Company to be held in the Corporate Office of AERT on Wednesday, June 27, 2012 at 12:00 p.m., local time, and at any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Items 1, 2 and 3. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side